--------------------------------------------------------------------------------

                              NEW YORK EQUITY FUND
                              --------------------

                                  ANNUAL REPORT
                                 March 31, 2000

  INVESTMENT ADVISOR                                      ADMINISTRATOR
  ------------------                                      -------------
 PINNACLE ADVISORS LLC                            INTEGRATED FUND SERVICES, INC.
4605 E. Genesee Street                                    P.O. Box 5354
DeWitt, New York 13214                             Cincinnati, Ohio 45201-5354
    1.315.251.1101                                        1.888.899.8344

--------------------------------------------------------------------------------

                                     [LOGO]
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                                 New York State
                               Opportunity Funds
                            Invest close to home...

May 19, 2000

Dear Shareholders:

As many of you may already know, 1999 was quite a successful year. For the year ended March 31, 2000, the New York Equity fund returned 38.55% compared to the S&P 500 Index which returned 17.94% for the same period. While we remain very constructive on the outlook for the coming year, we wish to remind shareholders that such lofty returns should be viewed as the exception and not the rule. One of the reasons we were successful last year was a continued emphasis on technology stocks. While we always strive to remain adequately diversified in our portfolio, we will occasionally overweigh in areas where we think there is greater chance of appreciation.

Looking ahead we will be aggressive in looking for opportunities that meet our criteria. We will continue investing in high quality companies but with a greater emphasis on lower P. E. stocks. The rapid rise in the Nasdaq in the early part of 2000 followed by the greater than 30% drop will make stocks considered more value oriented, more attractive in the coming year. At March 31, 2000, we were ranked the #2 large-cap value fund in the country for the past 12 months and #1 for the first quarter of 2000.

We expect to see continued upward pressure on interest rates through the first half of 2000. This will dampen any dramatic rise in stock prices. However, when the Federal Reserve ultimately feels that they have cooled the economy enough to a more reasonable growth rate we expect a strong rally in stocks.

                               INVESTMENT ADVISOR
Pinnacle Advisors LLC  4505 East Genesee Street  Dewitt, NY 13214  800-982-0421

                              SHAREHOLDER SERVICES
                  Integrated Fund Services, Inc. P.O. Box 5354
                    Cincinnati, OH 45201-5354   888-899-8344

Throughout this period we will take advantage of the situation as prudently as possible by continuing to seek out opportunities whenever they appear. By not being a multi-billion dollar mutual fund we have the luxury of having tremendous flexibility and not being stuck in any one stock. As always, thank you for your investment in our fund and best wishes for the coming year.

Sincerely,

/s/ Gregg A. Kidd

Gregg A. Kidd
President


  Comparison of the Change in Value since May 12, 1997 of a $10,000 Investment in the New York Equity Fund and the Standard & Poor's 500 Index

                                             3/31/00
                                             -------
New York Equity Fund                         $18,771
Standard & Poor's 500 Index                  $18,652

                         ------------------------------
                              New York Equity Fund**
                          Average Annual Total Returns
                         ------------------------------
                          1 Year      Since Inception*
                          31.97%           24.37%
                         ------------------------------

           Past performance is not predictive of future performance.

     *    Initial public offering of shares was May 12, 1997.

     ** Performance figure represents the change in value of an investment over the periods indicated and include all sales charges assuming reinvestment of dividends at net asset value.

                              NEW YORK EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 2000

ASSETS
       Investment securities, at market value (Cost $7,424,604)      $ 9,856,194
       Cash                                                                  118
       Dividends receivable                                                7,811
       Receivable for capital shares sold                                  6,388
       Receivable for securities sold                                    512,761
       Organization expenses, net (Note 1)                                21,174
       Other assets                                                        6,223
                                                                     -----------
            TOTAL ASSETS                                              10,410,669
                                                                     -----------
LIABILITIES
       Payable for securities purchased                                  337,931
       Payable to affiliates (Note 3)                                      4,200
       Due to Advisor (Note 3)                                             1,910
       Other accrued expenses                                              6,938
                                                                     -----------
            TOTAL LIABILITIES                                            350,979
                                                                     -----------

NET ASSETS                                                           $10,059,690
                                                                     ===========
NET ASSETS CONSIST OF:
       Paid-in capital                                               $ 6,747,969
       Accumulated net realized gains from security transactions         880,131
       Net unrealized appreciation on investments                      2,431,590
                                                                     -----------
NET ASSETS                                                           $10,059,690
                                                                     ===========
Shares of beneficial interest outstanding (unlimited number
       of shares authorized, no par value)                               521,986
                                                                     ===========

Net asset value and redemption price per share (Note 1)              $     19.27
                                                                     ===========

Maximum offering price per share ($19.27/95.25%)                     $     20.23
                                                                     ===========

See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                             STATEMENT OF OPERATIONS

                        For the Year Ended March 31, 2000

INVESTMENT INCOME
       Dividends                                                   $     63,267
                                                                   ------------
EXPENSES
       Investment advisory fees (Note 3)                                 76,290
       Accounting services fees (Note 3)                                 24,000
       Distribution expense (Note 3)                                     16,300
       Insurance expense                                                 12,892
       Administrative services fees (Note 3)                             12,468
       Shareholder services and transfer agent fees (Note 3)             12,000
       Amortization of organization expenses (Note 1)                     9,965
       Postage and supplies                                               9,733
       Trustees' fees and expenses                                        9,000
       Professional fees                                                  8,867
       Custodian fees                                                     7,009
       Registration fees                                                  5,213
       Shareholder reporting costs                                        4,366
       Pricing costs                                                        590
                                                                   ------------
            TOTAL EXPENSES                                              208,693
       Fees waived by the Advisor (Note 3)                              (57,638)
                                                                   ------------
            NET EXPENSES                                                151,055
                                                                   ------------

NET INVESTMENT LOSS                                                     (87,788)
                                                                   ------------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gains from security transactions                  1,082,317
       Net change in unrealized appreciation/
            depreciation on investments                               1,655,514
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      2,737,831
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  2,650,043
                                                                   ============

See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------
                                                                             Year             Year
                                                                            Ended            Ended
                                                                           March 31,        March 31,
                                                                             2000             1999
------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
       Net investment loss                                               $    (87,788)    $    (20,959)
       Net realized gains from security transactions                        1,082,317           94,447
       Net change in unrealized appreciation/
          depreciation on investments                                       1,655,514          525,613
                                                                         ------------     ------------
Net increase in net assets from operations                                  2,650,043          599,101
                                                                         ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS:
       From net realized gains from security transactions                    (142,527)         (29,519)
                                                                         ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS:
       Proceeds from shares sold                                            1,498,021        4,437,691
       Net asset value of shares issued in reinvestment
          of distributions to shareholders                                     85,441           18,339
       Payments for shares redeemed                                          (327,992)        (310,093)
                                                                         ------------     ------------
Net increase in net assets from capital share transactions                  1,255,470        4,145,937
                                                                         ------------     ------------

TOTAL INCREASE IN NET ASSETS                                                3,762,986        4,715,519

NET ASSETS:
       Beginning of year                                                    6,296,704        1,581,185
                                                                         ------------     ------------
       End of year                                                       $ 10,059,690     $  6,296,704
                                                                         ============     ============

CAPITAL SHARE ACTIVITY:
       Shares sold                                                             92,509          341,457
       Shares issued in reinvestment of distributions to shareholders           5,041            1,297
       Shares redeemed                                                        (20,574)         (23,480)
                                                                         ------------     ------------
       Net increase in shares outstanding                                      76,976          319,274
       Shares outstanding, beginning of year (Note 1)                         445,010          125,736
                                                                         ------------     ------------
       Shares outstanding, end of year                                        521,986          445,010
                                                                         ============     ============

See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                              FINANCIAL HIGHLIGHTS

                 Selected Per Share Data and Ratios for a Share
                       Outstanding Throughout Each Period

-------------------------------------------------------------------------------------------------------------
                                                              Year                Year             Period
                                                             Ended               Ended              Ended
                                                            March 31,           March 31,          March 31,
                                                              2000                1999             1998 (a)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                    $      14.15        $      12.58       $      10.00
                                                          ------------        ------------       ------------
Income (loss) from investment operations:
      Net investment loss                                        (0.17)              (0.05)             (0.01)
      Net realized and unrealized gains on investments            5.58                1.69               2.59
                                                          ------------        ------------       ------------
Total income from investment operations                           5.41                1.64               2.58
                                                          ------------        ------------       ------------
Less distributions:
      Distributions from net realized gains                      (0.29)              (0.07)                --
                                                          ------------        ------------       ------------

Net asset value at end of period                          $      19.27        $      14.15       $      12.58
                                                          ============        ============       ============

Total return (b)                                                 38.55%              13.07%             25.80%
                                                          ============        ============       ============

Net assets at end of period                               $ 10,059,690        $  6,296,704       $  1,581,185
                                                          ============        ============       ============

Ratio of net expenses to average net assets (c)                   1.98%               1.97%              1.93%(d)

Ratio of net investment loss to average net assets                1.15%               0.60%              0.20%(d)

Portfolio turnover rate                                            154%                 96%                25%
-------------------------------------------------------------------------------------------------------------

(a) Represents the period from the initial public offering of shares (May 12, 1997) through March 31, 1998.

(b) Total returns shown exclude the effect of applicable sales loads and is not annualized for periods less than a year.

(c) Ratios of expenses to average net assets, assuming no waiver of fees and reimbursement of expenses by the Advisor, would have been 2.74%, 4.49% and 13.85%(d) for the periods ended March 31, 2000, 1999 and 1998, respectively (Note 3).

(d)  Annualized.

See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 2000

--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES   COMMON STOCKS  ---  98.0%                               VALUE
--------------------------------------------------------------------------------
                                                                       ($)
              COMPUTER PERIPHERAL  ---  10.2%
      5,000   EMC Corporation (a) ..............................        625,000
      5,500   Mechanical Technology Inc. (a) ...................        390,500
                                                                   ------------
                                                                      1,015,500
              CONGLOMERATES  ---  7.7%
      5,000   General Electric Company .........................        775,938
                                                                   ------------
              CONSUMER, NON-CYCLICAL  ---  6.4%
      5,500   Bristol-Myers Squibb Company .....................        317,625
      9,000   Pfizer, Inc. .....................................        329,062
                                                                   ------------
                                                                        646,687
                                                                   ------------
              ENERGY  ---  0.7%
        700   Amerada Hess Corporation .........................         45,238
        500   Texaco, Inc. .....................................         26,812
                                                                   ------------
                                                                         72,050
                                                                   ------------
              FINANCIAL SERVICES  ---  35.9%
      2,000   American Express Company .........................        297,875
     10,000   AXA Financial, Inc. ..............................        358,750
     10,000   Bank of New York Company, Inc. ...................        415,625
      6,000   Bear Stearns Companies, Inc. .....................        273,750
      3,500   Chase Manhattan Corporation ......................        305,156
      5,000   Citigroup, Inc. ..................................        296,563
      3,000   J.P. Morgan & Co., Inc. ..........................        395,250
      4,000   Lehman Brothers Holdings, Inc. ...................        388,000
        100   M&T Bank Corporation .............................         44,650
      3,000   Merrill Lynch & Co., Inc. ........................        315,000
     10,000   Paychex, Inc. ....................................        523,750
                                                                   ------------
                                                                      3,614,369
                                                                   ------------
              RESEARCH & DEVELOPMENT  ---  4.6%
      8,000   Albany Molecular Research, Inc. (a) ..............        467,000
                                                                   ------------

                              NEW YORK EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 2000

--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES   COMMON STOCKS  ---  98.0%                               VALUE
--------------------------------------------------------------------------------
                                                                       ($)
              TECHNOLOGY  ---  24.6%
     25,000   AppliedTheory Corporation (a) ....................        521,875
      5,500   Corning, Inc. ....................................      1,067,000
      7,500   International Business Machines Corporation (IBM)         885,000
                                                                   ------------
                                                                      2,473,875
                                                                   ------------
              TELECOMMUNICATIONS  ---  4.8%
      4,000   JDS Uniphase Corporation (a) .....................        482,250
                                                                    ------------
              UTILITIES  ---  3.1%
      5,000   Bell Atlantic Corporation ........................        305,625
        100   Consolidated Edison, Inc. ........................          2,900
                                                                   ------------
                                                                        308,525
                                                                   ------------
              TOTAL INVESTMENTS AT VALUE - 98.0%
              (COST $7,424,604) ................................   $  9,856,194

              OTHER ASSETS IN EXCESS OF LIABILITIES - 2.0% .....        203,496
                                                                   ------------

              NET ASSETS - 100.0% ..............................   $ 10,059,690
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

                              NEW YORK EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000

1.   SIGNIFICANT ACCOUNTING POLICIES

The New York Equity Fund (the Fund) is a non-diversified series of The New York State Opportunity Funds (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act), was organized as a Massachusetts business trust on November 20, 1996. The Fund was capitalized on February 18, 1997, when affiliates of Pinnacle Advisors LLC (the Advisor) purchased the initial shares of the Fund at $10 per share. The Fund began the public offering of shares on May 12, 1997.

The Fund seeks to provide long-term capital growth by investing primarily in the common stocks and other equity securities of publicly-traded companies headquartered in the state of New York and those companies having a significant presence in the state.

The following is a summary of the Fund's significant accounting policies:

SECURITIES VALUATION -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

INVESTMENT INCOME AND DISTRIBUTIONS TO SHAREHOLDERS -- Interest income is accrued as earned. Dividend income and distributions to Fund shareholders are recorded on the ex-dividend date.

ORGANIZATION EXPENSES -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years.

SECURITY TRANSACTIONS -- Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis.

ACCOUNTING ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                              NEW YORK EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000

FEDERAL INCOME TAX -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is the Fund's intention to declare as dividends in each calendar year of at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments of $7,460,986 as of March 31, 2000, the Fund had net unrealized appreciation of $2,395,208, consisting of $2,584,035 of gross unrealized appreciation and $188,827 of gross unrealized depreciation. The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS -- For the year ended March 31, 2000, the Fund had a net investment loss of $87,788 which was reclassified to accumulated net realized gains from security transactions on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $12,467,338 and $11,557,394, respectively, for the year ended March 31, 2000.

3.   TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENT
The Fund's investments are managed by Pinnacle Advisors LLC (the Advisor) under the terms of an Advisory Agreement. Under the Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets up to $100 million; 0.95% of such assets from $100 million to $200 million; and 0.85% of such assets in excess of $200 million.

The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.98% of average daily net assets. In accordance with the above limitation, the Advisor voluntarily waived $57,638 of its investment advisory fees for the year ended March 31, 2000.

Certain trustees and officers of the Trust are also officers of the Advisor.

                              NEW YORK EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 2000

ADMINISTRATION AGREEMENT
Under the terms of the Administration Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, IFS receives a monthly fee at an annual rate of .15% of average daily net assets up to $25 million; .125% of such assets from $25 million to $50 million; and .10% of such assets in excess of $50 million, subject to a monthly minimum of $1,000.

Certain officers of the Trust are also officers of IFS.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and IFS, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. IFS receives for its services a monthly fee at an annual rate of $17.00 per shareholder account, subject to a $1,000 monthly minimum. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and IFS, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a monthly fee of $2,000 from the Fund.

PORTFOLIO TRANSACTIONS
All  of  the  Fund's  portfolio   transactions  are  executed  through  Pinnacle
Investments, Inc., an affiliate of the Advisor. For the year ended March 31, 2000, brokerage commissions of $84,621 were charged to the Fund.

DISTRIBUTION PLAN
The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Advisor for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets. For the year ended March 31, 2000, the Fund incurred $16,300 of such expenses under the Plan.

4.   FEDERAL TAX INFORMATION (UNAUDITED)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions to shareholders from net realized gains made by the Fund during the tax year ended March 31, 2000. On December 15, 1999 the Fund declared and paid a short-term capital gain distribution of $0.0034 per share and a long-term capital gain distribution of $0.2915 per share.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of New York Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Equity Fund as of March 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The financial statements for the year ended March 31, 1999, including the financial highlights for each of the periods prior to March 31, 2000 were audited by other independent accountants whose report dated April 23, 1999 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

New York, New York
May 19, 2000

Change in Independent Accountants

On August 13, 1999, McGladrey & Pullen, LLP (McGladrey) resigned as independent auditors of New York Equity Fund, (hearafter referred to as the Fund) pursuant to an agreement by PricewaterhouseCoopers LLP (PwC) to acquire McGladrey's investment company practice. The McGladrey partners and professionals serving the Funds at the time of the acquisition joined PwC. The reports of McGladrey on the financial statements of the Fund during the past two fiscal years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through August 13, 1999, there were no disagreements with McGladrey on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused it to make reference to the subject matter of disagreement in connection with its report. On March 16, 2000, the Fund, with the approval of its Board of Trustees and its Audit Committee, engaged PwC as its independent auditor.